Exhibit 99.1
1 NASDAQ: WULFSeptember 2022An Infrastructure-Focused Mining CompanyAccelerating the Transition to a Zero-Carbon Future

SAFE HARBOR STATEMENT

This presentation is for informational purposes only and contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf's operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, IKONICS and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

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Our MissionTo be the premier U.S. based, large-scale, zero-carbonbitcoin miner,generating attractive investorreturnswhile providingsustainable benefits forourcommunities. Experienced Energy EntrepreneursInfrastructure FirstScalable and FlexibleTransparent Governance Business IntegrityResponsible Energy SourcingZero-Carbon EnergyFlexible BaseloadEnvironmental StewardshipOur Core ValuesESG is at the core of TeraWulf's corporate strategy and ties directly to its business success, risk mitigation, and reputational value. 3

(1)Average estimated bitcoin production cost assumes miner efficiency of 28.9 J/TH and global network hash rate of 217 EH/s. (2)91% hydro-electric power. (3)Future targets reflect anticipated infrastructure capacity based on current expectations and market conditions and are subject to change. TeraWulf at a Glance•A new paradigm for best-in-class crypto mining–Generating sustainable low-cost, domestic bitcoin at industrial scale–Targeting 100% zero-carbon emissions utilizing nuclear, hydro, and solar energy sources–Established digital infrastructure provides ability to scale mining operations rapidly•Offering among the most attractive power supply economics of any bitcoin miner–Blended power cost of ~3.5 cents generates bitcoin at an average cost of $5,750(1)–65 MW of zero-carbon nuclear power as low as 2.0 cents at Nautilus Cryptomine, a Joint Venture with Talen Energy–110 MW of ~4.5 cent hydro power(2)at Lake Mariner, which is at a significant locational discount to NYISO Zone A prices•Continuing its rapid deployment plan after commencing bitcoin mining in March 2022–Targeting operational capacity of up to 175 MW in 1Q 2023(3)–Ability to add an additional 200 MW at existing sites enabling a year-end capacity of 375 MW in 2023(3)•Vertically integrated and strengthening the electric grid to enable decarbonization–Facilities serve as a resource to further enable the electric grid’s transition to a zero-carbon future•Led by energy entrepreneur Paul Prager and a seasoned management team–Accomplished executive team with decades of experience in energy infrastructure and power supply optimization–Proud to have industry leading diversity with senior leadership positions held by women•Driving value by focusing on ESG best practices–Committed to purpose-driven business practices, clean energy goals, and support for communities4

Significant Progress Establishing Mining and Digital Infrastructure

- ✓ *Completing buildout of two state-of-the-art, zero-carbon data centers in NY and PA*
- ✓ *Scaling infrastructure: targeting up to 175 MW in 1Q 2023, with the potential to add up to 200 MW in calendar 2023*[(1)]
- ✓ *Approximately $360M of institutional capital secured to date*[(2)]

Mar 2020 – *Lake Mariner approved for NYPA's HLF Program*[(3)]

Feb 2021 – TeraWulf Formed

Mar 2021 – *$30M seed equity financing*

May 2021 – *Formed JV with Talen for 300 MW Nautilus facility in PA*

Jun 2021 – *Announced reverse merger with IKONICS to become a public company*; *$50M equity financing*

|< *SEC Merger Review Process* >|

Dec 2021 – *NASDAQ DEBUT*; *$200M equity and debt*

Mar 2022 – *Began mining at Lake Mariner*; *$15M equity*

Apr 2022 – *$25M equity*

Jun 2022 – *$30M equity and debt*[(2)]

Jul 2022 – *Began demand response programs at Lake Mariner*

Aug 2022 – *Restructured Nautilus JV*

2H 2022 – *Targeting $30-45M growth capital*[(4)]

(1) Future targets reflect anticipated infrastructure capacity based on current expectations and market conditions and are subject to change.
(2) Includes $15M first draw of debt from the $50M add-on facility from existing lenders. Includes all at-the-market ("ATM") proceeds generated to date.
(3) NYPA's HLF Program provides for the allocation of power (currently 91% zero-carbon), sourced from the market, to energy-intensive industries and reduces transmission costs.
(4) Represents transformative growth capital necessary to complete baseload capacity of up to 175 MW. Consistent with prior capital raises, management intends to participate alongside investors in the planned growth capital raise.

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Why WULF Wins: The Four "P's"

Plugs



Digital Asset Infrastructure First

Foundation to Scale

People



Experienced Energy Entrepreneurs

Power & Infrastructure Experts

Power



Sustainable, Scalable Facilities

Key Relationships & Site Control

Priorities



ESG Principled and Practiced

Driving the Future of Bitcoin Mining

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People: Best-in-Class Management Team

Led by an accomplished, diverse management team with 30+ years of experience in developing and managing energy infrastructure and disruptive technology



PAUL PRAGER

Co-Founder, Chairman & Chief Executive Officer

30+ year energy infrastructure entrepreneur. USNA Foundation Investment Committee Trustee.



NAZAR KHAN

Co-Founder, Chief Operating Officer & Chief Technology Officer

20+ years in energy infrastructure and cryptocurrency mining. Previously at Evercore.



KERRI LANGLAIS

Chief Strategy Officer

20+ years of M&A, financing, strategy, and power sector experience. Previously at Goldman Sachs.



STEFANIE FLEISCHMANN

General Counsel

General Counsel for 15+ years overseeing all legal and compliance matters. Previously at Paul, Weiss.



PATRICK FLEURY

Chief Financial Officer

20+ years of financial experience in the energy, power, and commodity sectors. Previously at Platinum Equity and Blackstone.



SEAN FARRELL

VP, Operations

12+ years of energy experience in renewables, grid optimization, digitalization, and storage solutions. Previously at Siemens Energy.

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Power: Sustainable and Scalable Sites200 MWAdditional capacity option in 2023> 91%Zero-carbon power supply today, with goal of achieving 100%3.5 ¢ Per kilowatt hour targeted average power cost8 91%+ Zero Carbon(1)110 MW Available Exiting 2022500+ MW Hydro, Solar 100% Zero Carbon65 MW Available in 1Q 2023(2)115+ MW Nuclear (1)Source: NYISO Power Trends 2022 report (https://www.nyiso.com/power-trends).(2)Capacity represents TeraWulf’s33% JV interest in the Nautilus Cryptomine.175 MWAnticipated fully developed capacity in 1Q 2023

Positively impacting theenvironment through our operations SOCIALDiverse management team Strong service culture with emphasis on supporting veteransTrack record of stakeholder engagement and supporting communitiesFunding and participating in social health, environmental, and sustainability initiatives through TheTeraWulf Charitable FoundationENVIRONMENT91%+ zero-carbon with goal of 100%Strong environmental stewardshipStrict compliance with regulationValuable load balancing supports decarbonization of electric gridGOVERNANCENine-member Board comprised of diverse and accomplished leadersBalance of institutional knowledge and fresh perspectiveComprehensive risk management and business continuity practices 9 Priorities: ESG Sits at TeraWulf’s Core

(1)Includes $15M first draw of debt from the $50M add-on facility from existing lenders.(2)Capital need of $30M -$45M is dependent on market conditions. Consistent with prior capital raises, management intends to participate alongside investors in the planned growth capital raise.(3)Reflects all ATM proceeds generated to date including insider purchases of approximately $3M. $30 $80 $280 $295 $320 $350 $30 $50 $76.5$15 $25 $15 $123.5$15 $10$30 $15 $- $50 $100 $150 $200 $250 $300 $350 $400 $450Mar-21Jun-21Dec-21Mar-22Apr-22Jun-22CY-22(in millions) Previous Raise Equity / Equity Linked Term Loan ATM Transformative Growth Capital $280M $80M$320M$295M$350M$390M -$405M$360M of supportive institutional capital raised in the last 18 months(1)Targeting$30M -$45M of additional growth capital in CY 2022 to complete the full development of up to 175 MW Capital Raising Activity10(3) 61%39%Current Capital Structure Equity Debt(1) (2)(2)

Sources and Uses: Capital Overview

- Deployed $360M as of September 2022
  - $89M invested in infrastructure
  - $187M invested in mining equipment
  - Balance includes fees and other expenses, interest expense and SG&A
- $30-45M of capital is needed to achieve cash flow positive operations
  - $32M to complete infrastructure
  - $8M for equipment transport costs
  - Expect other expenses to be partially offset by gross margin

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Capital Deployed to Date ($M)



$360
$27
$187
$89
$57
Capital Deployed
Transaction Costs
Equipment
Infrastructure
Other Expenses

Capital Needed to Achieve Escape Velocity ($M)



$8
$32
$25
$17
$15
$30
Equipment(1)
Infrastructure
Other Expenses
Gross Margin Offset(2)
Capital Need(3)

(1) Reflects estimated remaining shipping costs and customs / import duties.
(2) Actual gross margin dependent upon BTC price and timing of commercial operations, among other factors. Gross margin depicted assumes an average BTC price of $25,000 in 4Q 2022.
(3) Capital need of $30M - $45M is dependent on market conditions. Consistent with prior capital raises, management intends to participate alongside investors in the planned growth capital raise.

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Current Business Outlook

Scalable, Efficient, and Resilient Infrastructure First Initiatives

	Total Infrastructure Capacity[(1)]	Total Hash Rate Capacity[(2)]	Self-Mining Hash Rate	Host / Host-to-Own Hash Rate[(2)]	Power Cost ($/kWh)	SG&A and OpEx
FY 2023	175 MW	5.8 – 6.9 EH/s	3.5 – 4.0 EH/s	1.8 – 3.3 EH/s	$0.035	$40M – $45M
Potential YE 23	375 MW	12 – 16 EH/s	Min 3.5 – 4.0 EH/s	Max 8.5 – 12 EH/s	$0.035	$40M – $45M

TeraWulf is Committed to Achieving…

Scale

- ✓ ***2.0 EH/s** at Lake Mariner by YE 2022*
- ✓ ***1.5 EH/s** at Nautilus in 1Q 2023*

Sustainability

- ✓ *Targeting **100% zero-carbon** energy by leveraging nuclear, hydro and solar*
- ✓ *Core **ESG** focus*

Profitability

- ✓ *Leveraging vertical integration to lower SG&A and OpEx costs*
- ✓ *Competitive power cost below industry average **$0.06/kWh**[(3)]*

(1) Future estimates reflect anticipated infrastructure capacity based on current expectations and market conditions and are subject to change. All figures reflect TeraWulf's 33% JV interest in the Nautilus Cryptomine.
(2) Hash rate range reflects a blend of 100 and 140 TH/s miners, with 31.5 and 21.5 J/TH efficiency, respectively (J/TH adjusted by +5% to reflect ancillary power requirements).
(3) Source: Galaxy Digital Research "Cost to Mine a Bitcoin" published on November 23, 2021.

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3.5 EH/s Self-Mining and 2.3 EH/s HostingPeriod Ending BTC Price(2)$15,000 $25,000 $35,000 $45,000 $55,000 $65,000 $75,000 Period Ending Global Hash Rate(1)(EH/s)200$87 $125 $164 $202 $241 $279$317225$80 $115 $151 $186 $222 $257$293250$73 $106 $140 $173 $206 $239$272275$68 $99 $130 $161 $192 $223$254300$63 $92 $121 $150 $179 $209$238325$59 $86 $114 $141 $169 $196$224350$55 $81 $107 $133 $159 $185$211Infrastructure First Model: Illustrative Annual Gross Margin*Note: Data table figures represent annual gross margin in $ millions and assume 98.5% miner availability. Assumptions for host economics based on an 85/15 gross margin split, pass-through of realized market power cost, and $5/MWh service fee.(1)Period Ending Global Network Hash Rate calculated by linearly increasing the current global network hash rate (210 EH/s as ofAugust 31, 2022).(2)Period Ending BTC Prices calculated by linearly decreasing/increasing the current BTC price of $20k (as of August 31, 2022). 13 $0-$100 million $100-200 million +$200 millionLegend Low power cost provides downside protection, while enabling significant upside due to operational leverage 4.0 EH/s Self-Mining and 1.8 EH/s HostingPeriod Ending BTC Price(2)$15,000 $25,000 $35,000 $45,000 $55,000 $65,000 $75,000 Period Ending Global Hash Rate(1)(EH/s)200$90$132 $174 $216 $257 $299$341225$82 $121 $160 $198 $237 $276$314250$75 $111 $147 $183 $219 $255$291275$70 $103$137 $170 $204 $238$272300$64 $96$127 $159 $191 $222$254325$60 $89 $119 $149 $179 $209$239350$56 $84 $112 $140 $168 $197$225

Infrastructure and Miner Deployment

Prioritizing plugs and infrastructure as the foundation for continued growth

Facility	Total Capacity		Contracted Self-Mining		Host-to-Own Deployed		Available Capacity[(2)]	
	Miners	EH/s	Miners	EH/s	Miners	EH/s	Miners	EH/s
Lake Mariner[(3)]	34,000	3.8[(1)]	14,500	1.9[(1)]	5,000	0.5	14,500	1.5
Nautilus Cryptomine[(4)]	20,000	2.0	17,000	1.7	0	0	3,000	0.3
Total	**54,000**	**5.8**	**31,500**	**3.5**	**5,000**	**0.5**	**17,500**	**1.8**

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(1) Includes combination of 140 and 100 TH/s miners installed.
(2) Assumes 100 TH/s miners.
(3) Expected online prior to YE 2022.
(4) Reflects TeraWulf's 33% JV interest in the Nautilus Cryptomine; figures expected online in 1Q 2023.

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Power Price: Advantage of WULF's Vertical Integration

Infrastructure-first strategy is expected to be superior to an "asset light" model over time

Prioritizing the most important variable: Power Price



Miners
Electricity
Opex & O/H

Illustrative Power Cost Impact per BTC				
	WULF		Asset Light[1]	
	2023E	2H 2024E	2023E	2H 2024E
Cost of power[(1)] ($/kWh)	$0.035		$0.060	
Cost of host operations ($/kWh)	$0.000		$0.000	
Total direct cost ($/kWh)	**$0.035**		**$0.060**	
Miner power consumption (kW)	3.25		3.25	
Hours per year	8,760		8,760	
Availability	98%		98%	
Annual power cost	**$977**		**$1,674**	
Network hash rate[(2)] (EH/s)	428.0		428.0	
BTC mined per year	0.08		0.08	
Annual power cost per BTC	**$12,723**	**$12,723**	**$21,811**	**$21,811**
Network hash rate - rate of increase[(3)]		52%		52%
Adjusted cost in BTC terms		$24,657		$42,269
Block halving adjustment (April '24)		50%		50%
Future marginal cost to mine per BTC		**$49,314**		**$84,538**

Note: For illustrative purposes only.
(1) Assumed cost of power based upon estimated cost for an asset light bitcoin miner.
(2) Network hash rate reflects BitOoda estimate for 2023 average hash rate as of April 28, 2022. https://www.bitooda.io/public-files/20220428 BitOoda Weekly Hash.pdf.
(3) Reflects annual increase in global network hash rate required to achieve BitOoda's reported average network hash rate of 649 EH/s in 2024.

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TeraWulf is an Emerging Leader in Digital Asset Infrastructure•Best-in-class Bitcoin mining due to low-cost, sustainable, and domestic bitcoin mining at industrial scale targeting zero-carbon energy leveraging nuclear, hydro, and solar resources•Vertically integrated, infrastructure first strategy ensures ability to create and take advantage of plug-ready digital asset infrastructure•Experienced team with decades of energy infrastructure experienceand a model for sustainable, large-scale bitcoin mining•Core ESG focusdifferentiates TeraWulf and contributes to the acceleration of the U.S. transition to a more resilient, stable energy grid•Delivering peer leading power supply economics with a comprehensive and compelling business outlook16

SITE OVERVIEWS

Lake Mariner Data (NY)







LAKE MARINER DATA

Location:	Barker, NY
Ownership:	100%
Site Control:	Long-term lease
Infra. Capacity:	• 500 MW future potential • 110 MW online YE 2022
Power Source:	91%+ hydro
Deployment:	• 60 MW completed and energized • Additional 50 MW expected online Dec 2022
Miners[(1)]:	• 12,000 S19 XP • 2,500 S19 J-Pro

(1) Reflects existing miner purchase agreements.

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New York Regulatory Environment“NYPA is pleased to propose working with Lake Mariner Data, LLC to have 7725 Lake Road, Barker, NY participate in demand response programs in 2022, supporting TeraWulf’s goal to become a zero-carbon emissions crypto mining company.”New York Power Authority, April 2022 •On June 3, the NY Senate passed a two-year moratorium on future cryptocurrency mining powered by fossil fuels –Restricts issuance of new permits for proof-of-work mining operations that are powered by an “electric generating facility that utilizes a carbon-based fuel.” –Requires a study by the NY DEC on proof-of-work mining’s impact on State’s emissions–Legislation awaits Governor Hochul’ssignature or veto•Proposed Bill will NOT impact TeraWulf’s Lake Mariner Facility in Upstate NY–NOT an electric generating facility and does NOT require an air permit–NOT using a carbon-based fuel for proof-of-work mining behind the meter–“My bill is not a ban on crypto. It’s not even a ban on mining,” Kellessaid. “It is a two-year moratorium specifically on cryptocurrency mining operations that are housed at fossil fuel-burning power plants.”•Lake Mariner has a contract with NYPA, a State Agency, for 90 MW of power –NYPA is also partnering with Lake Mariner on a unique program to provide the State’s grid with a significant demand energy response capability NY Senate Passes Bitcoin Mining Moratorium 19

Lake Mariner: Locational Advantages

Access to abundant low-cost hydro power and congestion dynamics mute impact of natural gas prices

- Efficient combined cycle gas turbines are not dispatched frequently due to congestion charges
- Gas prices have little impact on Lake Mariner's node and surrounding nodes
- Ample renewable projects in the region supplement abundant low-cost hydro resources
- Over 1 GW of additional wind and solar projects in NYISO Zone A interconnection queue with COD dates prior to 2024, including 207 MW of solar at Lake Mariner's node



Lake Mariner
Lockport CC capacity factor: 8.1% (2020)
Fortistar North Tonawanda CC: 3.7% (2020)
Indeck Silver Springs CC capacity factor: 8.5% (2020)
LMD Location
ISO Zones
ISO Zone
Zone A (West)
Transmission Lines Operating
Voltage (kV)
1 - 138
138 - 230
230 - 345
345 - 500
500 - 765
Power Plants
Fuel Type
Solar
Gas
Water
Wind
Oil
Biomass
Other Nonrenewable
Nuclear
Operating Status
Operating
Operating Capacity (MW)
0.0 - 50.0
50.0 - 250.0
250.0 - 1,000.0
1,000.0 - 2,434.9

Source: Cap IQ Energy Map

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Lake Mariner: Demand Response Programs Provide Upside

- ✓ ***Allocating revenues from NYISO's Special Case Resource (SCR) and National Grid's Commercial System Relief Program (CSRP) across 95% of hours reduces cost of energy by approx. $6/MWh***
- ✓ ***With future programs, energy costs can be reduced by an estimated $18/MWh***

Most Accessible Demand Response Programs

Program Name	Description	Period	Compensation	Annual Revenue per 100 MW[1]
National Grid Commercial System Relief Program	Mandatory curtailment when system peak demand forecast reaches 92% of summer peak demand forecast.	May-September	$2.75/kW-mo. plus $0.18/kWh performance payment	$1.4 million[2]
NYISO Special Case Resource	Mandatory curtailment during system reliability events for a minimum of 4 hours.	All Year	Approx. $3.00/kW-mo.	$3.6 million

Future Programs

Available Opportunities	Description	Period	Compensation	Est. Annual Revenue per 100 MW[1]
NYISO Frequency Regulation	Provide reg-up, reg-down services with 30-second response time.	All Year	Variable based on real time market	$2-7 million
NYISO Operating Reserve	Provide 10-minute real time demand response, typically called for 20 hours per year.	All Year	Variable based on real time market	$2-7 million

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(1) The above information is for general information purposes only. Estimated annual Revenue is for illustrative purposes only and should not be considered projections of TeraWulf's operating performance. Sources include NYPA and independent service providers: http://icap.nyiso.com/ucap/public/auc_view_strip_selection.do; https://www.nationalgridus.com/media/pdfs/bus-ways-to-save/csrp-program-overview.pdf.
(2) Excludes pay for performance payments.

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Nautilus Cryptomine (PA)







NAUTILUS CRYPTOMINE

Location:	Berwick, PA
Ownership:	33% (JV with Talen)
Site Control:	Long-term lease
Infra. Capacity[(1)]:	• 115 MW (net) future potential • 65 MW (net) online in 1Q 2023
Power Source:	Nuclear power
Deployment:	Completing construction
Miners[(2)]:	• 12,500 S19 J-Pro (net) • 4,500 MV7 (net)

(1) Reflects 33% net share of Phase I and 50% net share of Phase II.
(2) Reflects existing miner purchase agreements.

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Nautilus: Facility Design Advantages 23Reliable behind-the-meter zero-carbon energy •Data center design with extra redundancy and reliability to maximize online miner capacity•Both inlet and outlet air cooling (i.e., “push/pull”)•Robust building management system to optimize temperature control and minimize power consumption•Variable speed controls on all fans•Extra air filtration to optimize building air quality•Customized racking design to accommodate different miner dimensions•Built-in electrical switching to prevent curtailment from substation transformer outage•Infrastructure capable of future expansion

NASDAQ: WULFContact:ir@terawulf.comwww.TeraWulf.com/contact